UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

JULY 12, 2021

GO SILVER TOPRICH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53208	54-0484915
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10F, Tower A, Manulife Financial Centre, 223-231 Wai Yip Street, Kwan Tong, Kowloon, Hong Kong.
(Address of principal executive offices)

+852 9871 8982

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	[ ]		Accelerated filer	[ ]
Non-accelerated filer	[ ]	(Do not check if a smaller reporting company)	Smaller reporting company	[X]
			Emerging growth company	[X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). [X] Yes [  ] No

Securities registered under Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	SGLA	The OTC Market – Pink Sheets

Item 4.01 Changes in Registrant’s Certifying Accountant

Newly Appointed Independent Registered Public Accountant

On June 9, 2021, Sino Green Land Corp. (the “Company”) approved the appointment of JP Centurion & Partners PLT (“JP Centurion”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. During the fiscal years ended December 31, 2019 and 2020, and the subsequent interim period through June 8, 2021, neither the Company, nor anyone acting on the Company’s behalf, has consulted with JP Centurion regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, in any case where either a written report or oral advice was provided to the Company by JP Centurion that JP Centurion concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.03 Amendments to Articles of Incorporation or bylaws; Change in fiscal year

Amendment to Articles

On August 31, 2020, Go Silver Toprich Inc. changed its name to Sino Green Land Corp. (the “Name Change”). To effect the Name Change, the Company filed a Certificate of Amendment with Nevada Registrar of Companies. Other than the Name Change, no other changes were made to the Company’s Notice of Articles.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1       Engagement letter with JP Centurion.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GO SILVER TOPRICH, INC.
(Name of Registrant)

Date: July 12, 2021	By:
	Name: Title:	Teresa Wo Kuk Ching President

3